UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 1200
Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

(650) 770-0077 Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2025, Vera Therapeutics, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). As of March 17, 2025, the record date for the Annual Meeting, 63,771,720 shares of Class A common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by stockholders at the Annual Meeting is set forth below. Each matter is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 3, 2025 (the “Proxy Statement”).

Proposal 1– Election of Directors.

The Company’s stockholders elected the three persons listed below as Class I Directors, each to serve until the Company’s 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or, if sooner, such director’s death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Marshall Fordyce, M.D.	49,472,959	5,393,304	1,795,714
Beth Seidenberg, M.D.	49,033,555	5,832,708	1,795,714
Kimball Hall	49,366,281	5,499,982	1,795,714

Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection by the Audit Committee of the Company’s Board of Directors of KPMG LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025. The final voting results are as follows:

For	Against	Abstain
56,649,390	3,556	9,031

Proposal 3 – Advisory Vote on Executive Compensation.

The Company’s stockholders approved, on an advisory basis, the compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement. The final voting results are as follows:

For	Against	Abstain	Broker Non-Votes
52,984,920	1,876,215	5,128	1,795,714

Proposal 4 – Advisory Vote on the Frequency of Stockholder Votes on Executive Compensation.

The Company’s stockholders indicated, on an advisory basis, the preferred frequency of every year for future stockholder advisory votes regarding compensation awarded to the Company’s named executive officers, as disclosed in the Proxy Statement. In light of the vote of the stockholders on this proposal and consistent with the recommendation of the Company’s Board of Directors, the Company will include a non-binding stockholder advisory vote to approve the compensation of its named executive officers in its proxy materials every year. The Company will hold such annual advisory votes until the next required vote on the frequency of stockholder votes on named executive officer compensation. The Company is required to hold votes on the frequency of holding future non-binding advisory votes on executive compensation every six calendar years. The final voting results are as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
54,795,647	1,080	65,201	4,335	1,795,714

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Therapeutics, Inc.

Date:	May 19, 2025	By:	/s/ Marshall Fordyce, M.D.
Marshall Fordyce, M.D.

Chief Executive Officer